UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  DECEMBER 31, 2008

Annual Report to Shareholders

DWS EAFE® Equity Index Fund

Contents

4 Performance Summary

6 Information About Your Fund's Expenses

8 Portfolio Management Review

13 Portfolio Summary

15 Investment Portfolio

38 Financial Statements

42 Financial Highlights

43 Notes to Financial Statements

50 Report of Independent Registered Public Accounting Firm

51 Tax Information

52 Investment Management Agreement Approval

57 Summary of Management Fee Evaluation by Independent Fee Consultant

62 Summary of Administrative Fee Evaluation by Independent Fee Consultant

63 Board Members and Officers

67 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes, and market risks. Additionally, the fund may not be able to replicate the MSCI EAFE® Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund and the potential underperformance of stocks selected. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated May 1, 2008 is 0.47% for Institutional Class shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended December 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI EAFE® Index is the exclusive property of Morgan Stanley Capital International, a service of Morgan Stanley, and has been licensed for use by the Fund's investment advisor. There is no guarantee that the Fund will be able to mirror the MSCI EAFE® Index closely to track its performance.

Average Annual Total Returns as of 12/31/08
DWS EAFE® Equity Index Fund	1-Year	3-Year	5-Year	10-Year
Institutional Class	-42.46%	-7.14%	1.66%	.48%
MSCI EAFE® Index+	-43.38%	-7.35%	1.66%	.80%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 12/31/08	$ 9.64
12/31/07	$ 17.39
Distribution Information: Twelve Months as of 12/31/08: Income Dividends	$ .36
Institutional Class Lipper Rankings — International Multi-Cap Core Funds Category as of 12/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	157	of	379	42
3-Year	137	of	259	53
5-Year	97	of	191	51
10-Year	72	of	99	72

Source: Lipper Inc. Includes portfolios that invest assets in securities with primary trading markets outside of the United States. It is not possible to invest directly in a Lipper category. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Growth of an Assumed $1,000,000 Investment
[] DWS EAFE® Equity Index Fund — Institutional Class [] MSCI EAFE® Index+

Yearly periods ended December 31
Comparative Results as of 12/31/08
DWS EAFE® Equity Index Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$575,400	$800,700	$1,086,000	$1,048,600
	Average annual total return	-42.46%	-7.14%	1.66%	.48%
MSCI EAFE® Index+	Growth of $1,000,000	$566,200	$795,300	$1,085,700	$1,082,800
	Average annual total return	-43.38%	-7.35%	1.66%	.80%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2008 to December 31, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2008
Actual Fund Return	Institutional Class
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 646.60
Expenses Paid per $1,000*	$ 2.19
Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 7/1/08	$ 1,000.00
Ending Account Value 12/31/08	$ 1,022.47
Expenses Paid per $1,000*	$ 2.69
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratio	Institutional Class
DWS EAFE® Equity Index Fund	.53%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS EAFE® Equity Index Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS EAFE® Equity Index Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), a subsidiary of Northern Trust Corporation, is the subadvisor for the portfolio. As of December 31, 2008, Northern Trust Corporation and its subsidiaries had assets under custody of $3.0 trillion, and assets under investment management of $575.5 billion.

Portfolio Manager

Shaun Murphy

Senior Vice President at Northern Trust.

• Joined Northern Trust in 2004 and the fund in 2007 and manages quantitative equity portfolios.

• From 1997 to 2003, he was a portfolio manager at State Street Global Advisors.

In the following interview, the portfolio manager discusses the recent market environment and DWS EAFE® Equity Index Fund's performance during the 12-month period ended December 31, 2008.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did DWS EAFE Equity Index Fund perform during the annual period ending December 31, 2008?

A: DWS EAFE Equity Index Fund produced a total return of -42.46% (Institutional Class shares), compared with a return of -43.38% for its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 and 5 for the performance of other share classes and more complete performance information.)

Q: What were the primary factors affecting the international equity markets?

A: As investors are undoubtedly aware, the global equity markets delivered an extremely poor performance during the past 12 months. The root cause of the downturn was the weakness in the US housing market, which spiraled into a credit freeze, the collapse of several major financial institutions, and slower economic growth both in the United States and abroad. The result was a remarkable crisis in confidence among investors and a market downturn whose severity has little precedent.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

In this environment, international stocks trailed US equities for the first time in several years. While the MSCI EAFE Index declined 43.38% during the past 12 months, the US market declined 37.00% as measured by the Standard & Poor's 500® (S&P 500) Index.2 Generally speaking, this underperformance reflects the fact that during the initial stages of the US financial crisis, many investors were convinced that overseas growth trends would remain relatively untouched. Once it became evident that the contagion was indeed spreading beyond the US border, international equities played "catch-up" on the downside. The bulk of the downturn occurred in the interval from August 31, 2008 through November 30, 2008, during which the MSCI EAFE Index declined 35.41%.

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The effects of currency movements also played a part in the underperformance of international equities. For instance, the euro fell against the dollar, particularly in the period from early August through late October. The British pound also performed poorly, losing over 25% of its value during the year. Since foreign shares are denominated in local currencies, a decline in the value of these currencies relative to the dollar decreases the value of the investment when it is measured in US dollar terms.

Q: What countries delivered the best and worst performance?

A: Most markets in Europe lagged the MSCI EAFE Index. While there was an element of investor panic underlying the downturn in the European equities, there were also important fundamental reasons for the decline. Most notably, economic growth has weakened considerably throughout the region, with the smaller economies such as Ireland, Spain and Greece experiencing the largest impact. The extent of the economic downturn became evident after the summer, when the typical autumn recovery failed to materialize following the end of vacation season. There have since been declines in virtually all key economic measures, including industrial production, real wage growth, disposable income and employment. Given that the European markets entered this slowdown trading at their highest valuations in more than seven years, the sudden economic deterioration led to a sharp correction in stock prices.

Economic growth also slowed precipitously in Japan, but the country's stock market nonetheless outpaced the broader world markets. This outperformance was due in part to the fact that the global financial crisis has not had as much of an impact on Japan's banking system as it has in other regions. Additionally, the yen performed well against the US dollar, muting the impact of Japan's downturn for dollar-based investors.

Q: Which sectors and stocks within the MSCI EAFE Index were the best and worst performers?

A: Consistent with an environment of heightened investor risk aversion, the best-performing sectors were those seen as being the least affected by broader economic trends. For example, the health care sector produced a loss approximately half that of the index, reflecting the fact that health care expenses are generally nondiscretionary in nature. Similarly, the utilities, telecommunications services and consumer staples sectors all outperformed due to their defensive nature. Energy stocks finished slightly ahead of the benchmark, but this was largely a result of the group's substantial outperformance in the first half of the year.

As would be expected at such a difficult time for the markets, very few benchmark components delivered a positive total return. Of these, many were stocks that had little impact on index performance due to their smaller weightings. Most of the stocks that gained ground were Japanese companies that remained relatively insulated from the effects of the financial crisis, including Tokyo Electric Power Co., Inc., NTT DoCoMo, Inc. and Kansai Electric Power Co., Inc.

Not surprisingly, the worst performance was generated by the financial sector. The US financial crisis spread throughout the world as the year progressed, causing financial institutions to fail throughout the United Kingdom and Europe. Investors, frightened to own shares in any company facing bankruptcy risk, sold financial stocks across the board. Among the worst performers in the sector were Royal Bank of Scotland Group PLC and Barclays PLC, as well as two companies that failed: Fortis and HBOS PLC.

Also underperforming were the sectors seen as being most sensitive to weakening economic growth. For example, the materials, industrials and information technology sectors all lagged the return of the broader market. Concerns about slowing global demand caused metals and mining stocks such as Rio Tinto PLC and ArcelorMittal to finish the year among the leading detractors from the benchmark's performance. In addition, consumers' need to curtail nonessential expenditures led stocks dependant on discretionary spending — such as the automakers Toyota Motor Corp. and Daimler AG — to generate poor performance.

Q: Have you made any changes to your investment approach?

A: We have made no changes in the fund's strategy, as our goal is to replicate the return and risk characteristics of the index. To this end, all changes made to the index were incorporated in the fund in order to maintain proper tracking. The index itself provides broad-based exposure to 21 of the largest developed markets outside the United States, across all sectors of the economy. We will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark index.

Portfolio Summary

Geographic Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

Japan	25%	20%
United Kingdom	17%	20%
France	10%	10%
Germany	9%	9%
Switzerland	8%	7%
Australia	6%	7%
Spain	5%	4%
Netherlands	5%	5%
Italy	4%	4%
Other	11%	14%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/08	12/31/07

Financials	23%	27%
Industrials	12%	12%
Consumer Staples	10%	9%
Consumer Discretionary	10%	11%
Health Care	10%	6%
Energy	8%	8%
Materials	8%	10%
Utilities	7%	6%
Telecommunication Services	7%	6%
Information Technology	5%	5%
	100%	100%

Geographic diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2008 (15.1% of Net Assets)	Country	Percent
1. Royal Dutch Shell PLC Explores, produces and refines petroleum	Netherlands	2.0%
2. Nestle SA Producer and seller of food products	Switzerland	1.9%
3. BP PLC Exporter and producer of oil and natural gas	United Kingdom	1.8%
4. Novartis AG Manufacturer of pharmaceutical and nutrition products	Switzerland	1.4%
5. Total SA Produces, refines, transports and markets oil and natural gas	France	1.4%
6. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	1.4%
7. BHP Billiton Producer of petroleum, minerals and steel products	Australia	1.4%
8. Roche Holding AG Developer of pharmaceutical and chemical products	Switzerland	1.3%
9. Vodafone Group PLC Provider of mobile telecommunications services	United Kingdom	1.3%
10. GlaxoSmithKline PLC Develops, manufactures, and markets vaccines and medicines	United Kingdom	1.2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. A complete list of the fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2008

	Shares	Value ($)

Common Stocks 96.5%
Australia 5.7%
AGL Energy Ltd.	13,749	146,739
Alumina Ltd.	39,127	38,304
Amcor Ltd.	26,796	108,909
AMP Ltd.	65,283	248,178
Aristocrat Leisure Ltd.	11,798	32,599
Asciano Group	20,211	21,521
ASX Ltd.	6,107	142,604
Australia & New Zealand Banking Group Ltd.	63,282	679,240
AXA Asia Pacific Holdings Ltd.	25,507	88,438
Bendigo and Adelaide Bank Ltd.	6,301	48,784
BHP Billiton Ltd.	104,678	2,204,657
Billabong International Ltd.	3,349	18,729
BlueScope Steel Ltd.	27,481	67,494
Boral Ltd.	20,006	64,803
Brambles Ltd.	42,909	222,961
Caltex Australia Ltd.	3,811	19,224
CFS Retail Property Trust (REIT)	52,679	69,099
Coca-Cola Amatil Ltd.	20,213	130,641
Cochlear Ltd.	1,919	75,548
Commonwealth Bank of Australia	41,363	838,635
Computershare Ltd.	14,173	77,502
Crown Ltd.	16,216	67,882
CSL Ltd.	18,541	437,818
CSR Ltd.	34,545	42,643
Dexus Property Group (REIT)	88,163	51,233
Fairfax Media Ltd.	42,249	48,473
Fortescue Metals Group Ltd.*	47,986	65,573
Foster's Group Ltd.	59,586	229,237
Goodman Fielder Ltd.	5,658	5,266
Goodman Group (REIT)	47,521	25,198
GPT Group (REIT)	176,280	114,000
Harvey Norman Holdings Ltd.	16,119	29,943
Incitec Pivot Ltd.	59,178	104,681
Insurance Australia Group Ltd.	68,457	186,763
Leighton Holdings Ltd.	5,224	101,605
Lend Lease Corp., Ltd.	12,613	63,779
Lion Nathan Ltd.	12,132	69,808
Macquarie Airports	24,810	41,785
Macquarie Group Ltd.	8,714	177,116
Macquarie Infrastructure Group (Unit)	87,106	104,474
Macquarie Office Trust (REIT)	42,116	7,130
Metcash Ltd.	17,900	54,864
Mirvac Group (REIT)	36,951	33,302
National Australia Bank Ltd.	59,878	877,829
Newcrest Mining Ltd.	14,059	333,439
OneSteel Ltd.	24,732	42,810
Orica Ltd.	13,155	129,158
Origin Energy Ltd.	27,323	308,188
OZ Minerals Ltd.	89,203	34,206
Perpetual Ltd.	1,300	33,898
Qantas Airways Ltd.	30,022	55,359
QBE Insurance Group Ltd.	35,833	651,358
Rio Tinto Ltd.	8,861	237,342
Santos Ltd.	18,114	189,312
Sims Metal Management Ltd.	4,389	53,379
Sonic Healthcare Ltd.	11,087	112,862
Stockland (REIT)	45,449	131,505
Suncorp-Metway Ltd.	29,631	174,928
TABCORP Holding Ltd.	17,223	84,307
Tatts Group Ltd.	31,041	60,640
Telstra Corp., Ltd.	135,053	361,619
Toll Holdings Ltd.	19,277	83,346
Transurban Group (Unit)	41,627	159,847
Wesfarmers Ltd.	20,070	253,439
Wesfarmers Ltd. (PPS)	5,865	74,101
Westfield Group (REIT)	54,386	501,097
Westpac Banking Corp., Ltd.	86,780	1,033,430
Woodside Petroleum Ltd.	14,942	385,612
Woolworths Ltd.	37,745	704,243
WorleyParsons Ltd.	5,139	51,196
(Cost $13,495,256)		14,525,632
Austria 0.4%
Erste Group Bank AG	7,024	164,660
Oesterreichische Elektrizitaetswirtschafts AG "A"	2,960	135,827
OMV AG	6,120	163,151
Raiffeisen International Bank-Holding AG	1,870	52,334
Strabag SE	1,620	37,325
Telekom Austria AG	10,697	154,615
Vienna Insurance Group	1,160	40,019
voestalpine AG	4,050	86,837
Wienerberger AG	3,280	54,776
(Cost $1,299,954)		889,544
Belgium 0.7%
Anheuser-Busch InBev NV	14,889	345,192
Anheuser-Busch InBev NV (VVPR Strip)*	11,072	62
Belgacom SA	5,241	199,912
Colruyt SA	515	110,292
Compagnie Nationale a Portefeuille	1,055	51,300
Delhaize Group	3,479	214,667
Dexia SA	17,794	80,092
Fortis	80,556	106,917
Groupe Bruxelles Lambert SA	2,502	199,104
KBC Ancora	831	14,316
KBC Groep NV	4,956	149,695
Mobistar SA	744	53,587
Solvay SA	2,149	159,773
UCB SA	3,721	121,206
Umicore	4,821	95,126
(Cost $3,823,724)		1,901,241
Bermuda 0.1%
Frontline Ltd.	1,700	49,578
Seadrill Ltd.	9,100	74,172
(Cost $250,880)		123,750
Denmark 0.8%
A P Moller-Maersk AS "A"	18	97,696
A P Moller-Maersk AS "B"	34	182,171
Carlsberg AS "B"	2,158	70,849
Coloplast AS "B"	812	55,967
Danisco AS	1,655	67,453
Danske Bank AS	14,086	142,427
DSV AS	6,480	70,565
FLSmidth & Co. AS	1,799	62,602
Jyske Bank AS (Registered)*	1,992	46,921
Novo Nordisk AS "B"	13,878	706,243
Novozymes AS "B"	1,560	124,283
Topdanmark AS*	613	79,584
Trygvesta AS	910	56,460
Vestas Wind Systems AS*	5,724	340,200
William Demant Holding AS*	765	31,781
(Cost $1,372,680)		2,135,202
Finland 1.4%
Elisa Oyj	5,062	87,620
Fortum Oyj	13,836	297,189
Kesko Oyj "B"	2,433	60,971
Kone Oyj "B"	5,420	118,839
Metso Corp.	4,186	50,612
Neste Oil Oyj	4,336	64,751
Nokia Oyj	117,857	1,827,129
Nokian Renkaat Oyj	3,100	34,756
Orion Oyj "B"	2,200	37,244
Outokumpu Oyj	4,200	49,351
Pohjola Bank PLC	2,300	31,852
Rautaruukki Oyj	3,222	55,529
Sampo Oyj "A"	13,271	247,879
SanomaWSOY Oyj	1,621	21,029
Stora Enso Oyj "R"	19,656	153,439
UPM-Kymmene Oyj	16,218	205,635
Wartsila Oyj	3,517	104,656
(Cost $3,116,877)		3,448,481
France 10.0%
Accor SA	5,914	291,027
Aeroports de Paris	992	67,133
Air France-KLM	5,076	65,254
Air Liquide SA	7,680	702,679
Alcatel-Lucent*	71,866	155,174
Alstom SA	6,587	388,981
Atos Origin SA	2,155	54,088
AXA SA	48,006	1,070,279
BNP Paribas	25,424	1,073,564
Bouygues SA	7,496	317,288
Bureau Veritas SA	928	37,266
Cap Gemini SA	5,045	194,451
Carrefour SA	19,673	755,504
Casino Guichard-Perrachon SA	1,306	99,311
Christian Dior SA	1,719	96,961
CNP Assurances	1,552	112,300
Compagnie de Saint-Gobain	8,898	419,675
Compagnie Generale de Geophysique-Veritas*	4,575	68,315
Compagnie Generale des Etablissements Michelin "B"	4,496	235,744
Credit Agricole SA	27,616	314,062
Dassault Systemes SA	2,049	92,590
Electricite de France	6,252	363,372
Eramet	158	30,597
Essilor International SA	6,247	293,110
Eurazeo	695	32,625
Eutelsat Communications	951	22,458
France Telecom SA	57,234	1,600,902
GDF Suez	34,177	1,692,684
GDF Suez (VVPR Strip)*	2,982	4
Gecina SA	556	38,614
Groupe DANONE	13,543	817,387
Hermes International (a)	2,139	298,796
Icade (REIT)	95	7,907
Imerys SA	1,022	46,479
JC Decaux SA	2,519	43,371
Klepierre (REIT)	3,367	82,525
L'Oreal SA	7,576	658,327
Lafarge SA	3,932	239,067
Lagardere SCA	4,589	186,266
Legrand SA	1,432	27,516
LVMH Moet Hennessy Louis Vuitton SA	7,641	513,369
M6 Metropole Television	416	8,049
Natixis	31,191	54,823
Neopost SA	943	85,354
PagesJaunes Groupe	3,445	33,863
Pernod Ricard SA	5,128	380,268
PPR	2,931	191,470
PSA Peugeot Citroen	5,297	90,318
Publicis Groupe	5,334	137,304
Renault SA	5,743	149,802
Safran SA	6,778	91,383
Sanofi-Aventis	32,805	2,083,573
Schneider Electric SA	6,886	514,359
SCOR	5,089	116,998
Societe BIC SA	1,073	61,650
Societe Generale	14,655	742,240
Societe Television Francaise 1	4,061	59,377
Sodexo	2,959	163,751
Suez Environnement SA*	9,376	158,097
Technip SA	3,621	110,933
Thales SA	3,436	143,389
Total SA	66,157	3,606,725
Unibail-Rodamco (REIT)	2,573	383,225
Valeo SA	2,050	30,479
Vallourec SA	1,971	224,173
Veolia Environnement	11,704	367,327
Vinci SA	12,940	544,942
Vivendi	36,609	1,191,903
Wendel	1,166	57,928
Zodiac SA	1,383	50,334
(Cost $24,563,550)		25,441,059
Germany 8.2%
Adidas AG	6,146	236,376
Allianz SE (Registered)	14,109	1,513,304
BASF SE	29,337	1,159,238
Bayer AG	23,840	1,400,475
Bayerische Motoren Werke (BMW) AG	10,379	319,038
Beiersdorf AG	3,087	183,648
Celesio AG	3,525	96,271
Commerzbank AG	22,801	217,347
Daimler AG	26,921	1,022,897
Deutsche Bank AG (Registered) (b)	16,814	670,515
Deutsche Boerse AG	6,082	442,966
Deutsche Lufthansa AG (Registered)	8,159	129,176
Deutsche Post AG (Registered)	27,298	461,828
Deutsche Postbank AG	2,606	57,631
Deutsche Telekom AG (Registered)	88,420	1,343,415
E.ON AG	58,949	2,383,730
Fraport AG	1,613	70,442
Fresenius Medical Care AG & Co. KGaA	6,095	285,814
GEA Group AG	5,622	96,399
Hamburger Hafen und Logistik AG	153	5,096
Hannover Rueckversicherung AG (Registered)	1,735	55,197
HeidelbergCement AG	763	33,984
Henkel AG & Co. KGaA	4,406	116,824
Hochtief AG	1,509	76,554
Hypo Real Estate Holding AG	7,467	32,849
Infineon Technologies AG*	27,075	37,267
K+S AG	5,172	296,925
Linde AG	4,182	353,895
MAN AG	3,279	180,845
Merck KGaA	2,004	182,199
Metro AG	3,518	142,596
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	6,401	1,005,898
Puma AG	163	32,386
Q-Cells SE*	2,210	80,203
RWE AG	13,876	1,247,406
Salzgitter AG	1,505	118,870
SAP AG	27,217	975,434
Siemens AG (Registered)	27,173	2,035,270
Solarworld AG	2,432	52,923
ThyssenKrupp AG	11,168	302,010
TUI AG	6,799	77,535
United Internet AG (Registered)	2,550	22,823
Volkswagen AG	3,614	1,266,012
Wacker Chemie AG	468	49,770
(Cost $18,231,985)		20,871,281
Greece 0.5%
Alpha Bank AE	14,010	131,587
Coca-Cola Hellenic Bottling Co. SA	6,205	90,516
EFG Eurobank Ergasias	10,985	87,166
Hellenic Petroleum SA	4,312	31,916
Hellenic Telecommunications Organization SA	8,360	139,072
Marfin Investment Group SA	21,790	87,565
National Bank of Greece SA	15,395	285,119
OPAP SA	6,919	199,049
Piraeus Bank SA	11,528	103,810
Public Power Corp. SA	3,486	55,974
Titan Cement Co. SA	1,949	37,808
(Cost $1,763,979)		1,249,582
Hong Kong 2.1%
ASM Pacific Technology Ltd.	5,000	16,475
Bank of East Asia Ltd.	52,904	111,594
BOC Hong Kong (Holdings) Ltd.	132,000	150,676
Cathay Pacific Airways Ltd.	55,000	62,022
Cheung Kong (Holdings) Ltd.	43,000	409,960
Cheung Kong Infrastrucure Holdings Ltd.	10,000	37,731
Chinese Estates Holdings Ltd.	20,143	23,000
CLP Holdings Ltd.	63,774	433,609
Esprit Holdings Ltd.	32,815	187,047
Foxconn International Holdings Ltd.*	78,000	26,132
Genting International PLC*	29,496	9,256
Hang Lung Group Ltd.	34,000	103,777
Hang Lung Properties Ltd.	75,000	164,520
Hang Seng Bank Ltd.	25,200	332,831
Henderson Land Development Co., Ltd.	39,672	148,201
Hong Kong & China Gas Co., Ltd.	131,242	198,968
Hong Kong Aircraft Engineering Co., Ltd.	1,600	13,214
Hong Kong Exchanges & Clearing Ltd.	33,500	321,175
Hongkong Electric Holding Ltd.	45,500	255,953
Hopewell Holdings Ltd.	25,000	82,692
Hutchison Telecommunications International Ltd.	42,000	11,330
Hutchison Whampoa Ltd.	70,100	353,605
Hysan Development Co., Ltd.	13,744	22,320
Kerry Properties Ltd.	24,432	65,761
Kingboard Chemical Holdings Ltd.	20,900	37,820
Li & Fung Ltd.	69,120	119,254
Lifestyle International Holdings Ltd.	15,000	15,293
Link (REIT)	67,000	111,373
Mongolia Energy Corp., Ltd.*	108,000	33,676
MTR Corp., Ltd.	51,991	121,227
New World Development Co., Ltd.	87,036	88,920
Noble Group Ltd.	38,400	27,504
NWS Holdings Ltd.	22,000	32,921
Orient Overseas International Ltd.	5,900	13,229
Pacific Basin Shipping Ltd.	41,000	18,847
PCCW Ltd.	139,443	66,901
Shangri-La Asia Ltd.	52,499	60,678
Sino Land Co., Ltd.	49,198	51,419
Sun Hung Kai Properties Ltd.	46,297	389,283
Swire Pacific Ltd. "A"	27,000	187,213
Television Broadcasts Ltd.	9,000	29,487
Wharf Holdings Ltd.	48,864	135,016
Wheelock & Co., Ltd.	26,000	57,597
Wing Hang Bank Ltd.	6,000	34,760
Yue Yuen Industrial (Holdings) Ltd.	21,000	41,614
(Cost $5,895,513)		5,215,881
Ireland 0.4%
Allied Irish Banks PLC	32,758	79,664
Anglo Irish Bank Corp. PLC	26,763	6,427
CRH PLC	16,739	422,453
Elan Corp. PLC*	17,064	100,532
Experian PLC	31,761	198,901
Governor and Co. of the Bank of Ireland	35,733	42,578
Kerry Group PLC "A"	4,107	74,897
Ryanair Holdings PLC*	10,294	42,738
(Cost $2,399,695)		968,190
Italy 3.5%
A2A SpA	39,812	71,354
Alleanza Assicurazioni SpA	15,390	125,410
Assicurazioni Generali SpA	32,796	899,055
Atlantia SpA	9,451	173,794
Autogrill SpA	3,093	23,423
Banca Carige SpA	20,481	49,213
Banca Monte dei Paschi di Siena SpA	75,057	161,789
Banca Popolare di Milano Scarl	14,402	85,299
Banco Popolare Societa Cooperativa	22,811	159,798
Bulgari SpA	3,349	20,909
Enel SpA	135,049	863,652
Eni SpA	80,735	1,913,087
Fiat SpA	25,456	165,974
Finmeccanica SpA	12,553	192,295
Fondiaria-Sai SpA	2,571	46,528
IFIL Investments SpA	9,999	25,598
Intesa Sanpaolo	238,845	860,303
Intesa Sanpaolo (RSP)	34,089	87,298
Italcementi SpA	2,813	35,614
Italcementi SpA (RSP)	2,521	17,404
Lottomatica SpA	2,109	52,072
Luxottica Group SpA	4,890	87,415
Mediaset SpA	23,810	135,974
Mediobanca SpA	15,258	154,958
Mediolanum SpA	6,085	25,918
Parmalat SpA	57,791	94,715
Pirelli & C. SpA	84,527	31,343
Prysmian SpA	3,800	59,683
Saipem SpA	9,818	164,858
Snam Rete Gas SpA	24,268	134,042
Telecom Italia SpA	313,014	509,133
Telecom Italia SpA (RSP)	214,061	238,863
Terna-Rete Elettrica Nazionale SpA	38,013	124,465
UniCredit SpA	353,786	880,767
Unione di Banche Italiane ScpA	18,829	272,510
Unipol Gruppo Finanziario SpA	16,413	25,171
(Cost $10,713,001)		8,969,684
Japan 24.5%
ACOM Co., Ltd.	1,170	49,089
Advantest Corp.	5,300	85,804
AEON Co., Ltd.	19,800	198,322
AEON Credit Service Co., Ltd.	2,730	28,884
AEON Mall Co., Ltd.	1,100	21,236
Aioi Insurance Co., Ltd.	11,000	57,350
Aisin Seiki Co., Ltd.	7,500	106,438
Ajinomoto Co., Inc.	21,000	228,766
Alfresa Holdings Corp.	1,000	47,762
All Nippon Airways Co., Ltd.	25,000	98,787
Alps Electric Co., Ltd.	6,000	29,359
Amada Co., Ltd.	15,000	72,610
Aozora Bank Ltd.	12,000	11,332
Asahi Breweries Ltd.	12,100	208,235
Asahi Glass Co., Ltd.	31,000	176,069
Asahi Kasei Corp.	37,000	162,618
ASICS Corp.	3,000	24,190
Astellas Pharma, Inc.	15,300	622,578
Benesse Corp.	2,200	96,152
Bridgestone Corp.	20,100	301,878
Brother Industries Ltd.	6,000	35,793
Canon Marketing Japan, Inc.	2,000	32,340
Canon, Inc.	33,300	1,045,338
Casio Computer Co., Ltd.	9,200	57,802
Central Japan Railway Co.	49	423,501
Chubu Electric Power Co., Inc.	20,500	623,049
Chugai Pharmaceutical Co., Ltd.	3,200	61,942
Chugoku Electric Power Co., Inc.	8,600	226,557
Chuo Mitsui Trust Holdings, Inc.	35,100	171,538
Citizen Holdings Co., Ltd.	9,300	33,776
Cosmo Oil Co., Ltd.	14,000	43,158
Credit Saison Co., Ltd.	6,300	86,980
Dai Nippon Printing Co., Ltd.	18,000	198,424
Daicel Chemical Industries Ltd.	6,000	28,470
Daido Steel Co., Ltd.	8,000	24,201
Daihatsu Motor Co., Ltd.	4,000	35,709
Daiichi Sankyo Co., Ltd.	21,800	518,178
Daikin Industries Ltd.	8,200	216,259
Dainippon Ink & Chemical, Inc.	21,000	44,056
Daito Trust Construction Co., Ltd.	3,000	157,084
Daiwa House Industry Co., Ltd.	16,000	156,556
Daiwa Securities Group, Inc.	41,000	244,338
DeNA Co., Ltd.	6	19,289
Denki Kagaku Kogyo Kabushiki Kaisha	17,000	41,589
Denso Corp.	15,100	251,200
DENTSU, Inc.	6,000	122,881
Dowa Holdings Co., Ltd.	9,000	33,106
East Japan Railway Co.	10,500	817,583
Eisai Co., Ltd.	8,000	331,516
Electric Power Development Co., Ltd.	4,700	184,613
Elpida Memory, Inc.*	3,100	19,006
FamilyMart Co., Ltd.	2,300	99,916
FANUC Ltd.	6,000	426,714
Fast Retailing Co., Ltd.	1,500	218,610
Fuji Electric Holdings Co., Ltd.	13,000	19,566
Fuji Heavy Industries Ltd.	14,000	38,009
Fuji Television Network, Inc.	21	30,051
Fujifilm Holdings Corp.	15,200	334,521
Fujitsu Ltd.	58,000	280,341
Fukuoka Financial Group, Inc.	26,000	113,250
Hakuhodo Dy Holdings, Inc.	500	27,266
Hankyu Hanshin Holdings, Inc.	37,200	214,059
Haseko Corp.	28,000	29,747
Hikari Tsushin, Inc.	500	9,610
Hino Motors Ltd.	6,000	12,353
Hirose Electric Co., Ltd.	900	90,865
Hisamitsu Pharmaceutical Co., Inc.	1,500	61,240
Hitachi Chemical Co., Ltd.	3,400	35,160
Hitachi Construction Machinery Co., Ltd.	2,700	31,869
Hitachi High-Technologies Corp.	1,000	15,949
Hitachi Ltd.	104,000	403,322
Hitachi Metals Ltd.	4,000	18,864
Hokkaido Electric Power Co., Inc.	5,400	136,681
Hokugin Financial Group, Inc.	52,000	123,107
Hokuriku Electric Power Co.	5,000	141,527
Honda Motor Co., Ltd.	51,500	1,116,896
Hoya Corp.	12,800	222,360
IBIDEN Co., Ltd.	4,200	86,581
Idemitsu Kosan Co., Ltd.	900	57,651
IHI Corp.	50,000	63,480
INPEX Corp.	26	205,414
Isetan Mitsukoshi Holdings Ltd.*	12,120	104,408
Isuzu Motors Ltd.	51,000	65,459
ITO EN Ltd. (a)	1,600	23,595
Itochu Corp.	47,000	235,805
Itochu Techno-Solutions Corp.	800	19,482
J. Front Retailing Co., Ltd.	16,000	65,998
JAFCO Co., Ltd.	600	15,338
Japan Airlines Corp.*	19,000	44,976
Japan Petroleum Exploration Co., Ltd.	500	21,925
Japan Prime Realty Investment Corp. (REIT)	10	23,839
Japan Real Estate Investment Corp. (REIT)	15	134,810
Japan Retail Fund Investment Corp. (REIT)	15	65,036
Japan Steel Works Ltd.	12,000	167,451
Japan Tobacco, Inc.	140	463,596
JFE Holdings, Inc.	16,325	431,794
JGC Corp.	7,000	105,318
JS Group Corp.	9,348	144,710
JSR Corp.	7,200	81,034
JTEKT Corp.	7,100	54,777
Jupiter Telecommunications Co., Ltd.	56	58,361
Kajima Corp.	33,000	115,513
Kamigumi Co., Ltd.	6,000	53,733
Kaneka Corp.	8,000	50,985
Kansai Electric Power Co., Inc.	23,700	686,759
Kansai Paint Co., Ltd.	5,000	25,554
Kao Corp.	16,000	484,528
Kawasaki Heavy Industries Ltd.	51,000	103,431
Kawasaki Kisen Kaisha Ltd.	22,000	102,650
KDDI Corp.	90	641,015
Keihin Electric Express Railway Co., Ltd.	12,000	105,977
Keio Corp.	16,000	96,077
Keisei Electric Railway Co., Ltd.	5,000	31,159
Keyence Corp.	1,170	239,565
Kikkoman Corp.	7,000	82,632
Kinden Corp.	6,000	54,103
Kintetsu Corp. (a)	46,900	215,485
Kirin Holdings Co., Ltd.	25,000	329,543
Kobe Steel Ltd.	82,000	151,007
Komatsu Ltd.	27,900	353,411
Konami Corp.	3,600	92,680
Konica Minolta Holdings, Inc.	17,000	131,729
Kubota Corp.	34,000	244,399
Kuraray Co., Ltd.	10,500	81,741
Kurita Water Industries Ltd.	4,400	118,534
Kyocera Corp.	5,000	360,700
Kyowa Hakko Kirin Co., Ltd.	6,910	72,134
Kyushu Electric Power Co., Inc.	11,800	313,863
Lawson, Inc.	1,900	109,577
Leopalace21 Corp.	5,000	50,698
Mabuchi Motor Co., Ltd.	1,200	49,839
Makita Corp.	5,000	111,516
Marubeni Corp.	51,000	194,383
Marui Co., Ltd.	10,400	60,378
Maruichi Steel Tube Ltd.	1,000	27,792
Matsushita Electric Works Ltd.	11,000	97,808
Mazda Motor Corp.	26,000	43,935
Mediceo Paltac Holdings Co., Ltd.	5,100	61,461
Meiji Dairies Corp.	8,000	42,919
Minebea Co., Ltd.	8,000	27,491
Mitsubishi Chemical Holdings Corp.	39,500	174,320
Mitsubishi Corp.	42,300	593,826
Mitsubishi Electric Corp.	60,000	375,462
Mitsubishi Estate Co., Ltd.	37,000	610,174
Mitsubishi Gas Chemical Co., Inc.	16,000	65,390
Mitsubishi Heavy Industries Ltd.	100,000	446,176
Mitsubishi Logistics Corp.	5,000	62,929
Mitsubishi Materials Corp.	43,000	108,411
Mitsubishi Motors Corp.* (a)	123,000	168,853
Mitsubishi Rayon Co., Ltd.	17,000	51,271
Mitsubishi Tanabe Pharma Corp.	8,000	120,952
Mitsubishi UFJ Financial Group, Inc.	319,900	1,984,955
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,450	36,839
Mitsui & Co., Ltd.	54,000	552,383
Mitsui Chemicals, Inc.	24,000	88,713
Mitsui Engineering & Shipbuilding Co., Ltd.	20,000	33,597
Mitsui Fudosan Co., Ltd.	26,000	432,066
Mitsui Mining & Smelting Co., Ltd.	19,000	40,152
Mitsui O.S.K. Lines Ltd.	35,000	214,938
Mitsui Sumitomo Insurance Group Holdings, Inc.	11,778	375,641
Mitsumi Electric Co., Ltd.	2,000	35,351
Mizuho Financial Group, Inc. (a)	301,000	888,914
Mizuho Trust & Banking Co., Ltd.	37,000	46,865
Murata Manufacturing Co., Ltd.	6,600	258,719
Namco Bandai Holdings, Inc.	9,050	99,193
NEC Corp.	74,000	248,370
NEC Electronics Corp.*	1,800	16,952
NGK Insulators Ltd.	9,000	101,291
NGK Spark Plug Co., Ltd.	6,000	48,086
NHK Spring Co., Ltd.	3,000	11,006
Nidec Corp.	3,900	151,662
Nikon Corp.	10,000	119,809
Nintendo Co., Ltd.	3,100	1,191,004
Nippon Building Fund, Inc. (REIT)	16	175,614
Nippon Electric Glass Co., Ltd.	14,000	73,536
Nippon Express Co., Ltd.	25,000	105,194
Nippon Meat Packers, Inc.	5,000	75,562
Nippon Mining Holdings, Inc.	32,500	139,650
Nippon Oil Corp.	41,000	206,492
Nippon Paper Group, Inc.	2,900	117,968
Nippon Sheet Glass Co., Ltd.	16,000	52,545
Nippon Steel Corp.	159,000	522,129
Nippon Telegraph & Telephone Corp.	16,100	861,549
Nippon Yusen Kabushiki Kaisha	34,000	209,684
NIPPONKOA Insurance Co., Ltd.	21,000	163,252
Nishi-Nippon City Bank Ltd.	16,000	46,383
Nissan Chemical Industries Ltd.	4,000	38,732
Nissan Motor Co., Ltd.	70,100	253,903
Nisshin Seifun Group, Inc.	5,000	65,606
Nisshin Steel Co., Ltd.	29,000	59,650
Nisshinbo Industries	3,000	22,806
Nissin Foods Holdings Co., Ltd.	3,600	126,263
Nitori Co., Ltd.	700	54,327
Nitto Denko Corp.	6,500	124,880
NOK Corp.	3,300	23,302
Nomura Holdings, Inc.	55,200	455,196
Nomura Real Estate Holdings, Inc.	1,000	19,972
Nomura Real Estate Office Fund, Inc. (REIT)	6	39,228
Nomura Research Institute Ltd.	3,800	72,119
NSK Ltd.	17,000	63,835
NTN Corp.	13,000	39,245
NTT Data Corp.	39	156,553
NTT DoCoMo, Inc.	487	960,019
NTT Urban Development Corp.	25	26,973
Obayashi Corp.	21,000	125,212
Obic Co., Ltd.	200	32,725
Odakyu Electric Railway Co., Ltd.	19,000	166,920
Oji Paper Co., Ltd.	25,000	146,968
Olympus Corp.	7,000	140,566
Omron Corp.	6,400	85,901
Ono Pharmaceutical Co., Ltd.	3,300	171,587
Onward Kashiyama Co.	4,000	31,709
Oracle Corp.	1,100	47,733
Oriental Land Co., Ltd.	1,800	148,040
ORIX Corp.	3,400	193,185
Osaka Gas Co., Ltd.	61,000	281,746
OSAKA Titanium Technologies Co., Ltd.	400	10,091
Otsuka Corp.	300	13,612
Panasonic Corp.	56,614	709,394
Promise Co., Ltd.	2,700	68,436
Rakuten, Inc.	236	150,251
Resona Holdings, Inc.	15,900	250,130
Ricoh Co., Ltd.	21,000	267,443
ROHM Co., Ltd.	3,100	156,536
Sankyo Co., Ltd.	1,500	75,762
Santen Pharmaceutical Co., Ltd.	2,000	60,233
Sanyo Electric Co., Ltd.*	50,000	93,626
Sapporo Hokuyo Holdings, Inc.	8,000	32,236
Sapporo Holdings Ltd.	5,000	31,485
SBI Holdings, Inc.	656	101,396
Secom Co., Ltd.	6,500	334,806
Sega Sammy Holdings, Inc.	6,000	69,622
Seiko Epson Corp.	3,300	52,566
Sekisui Chemical Co., Ltd.	14,000	87,446
Sekisui House Ltd.	14,000	122,542
Seven & I Holdings Co., Ltd.	25,300	866,771
Sharp Corp.	31,000	222,234
Shikoku Electric Power Co., Inc.	5,600	188,863
Shimadzu Corp.	6,000	37,971
Shimamura Co., Ltd.	1,000	77,368
Shimano, Inc.	2,500	100,166
Shimizu Corp.	18,000	104,988
Shin-Etsu Chemical Co., Ltd.	12,700	582,497
Shinko Electric Industries Co., Ltd.	1,000	8,160
Shinko Securities Co., Ltd.	12,000	26,296
Shinsei Bank Ltd.	67,000	105,901
Shionogi & Co., Ltd.	9,000	231,165
Shiseido Co., Ltd.	10,000	204,710
Showa Denko KK	34,000	49,234
Showa Shell Sekiyu KK	5,000	49,334
SMC Corp.	1,800	184,158
Softbank Corp.	24,900	450,930
Sojitz Corp.	36,300	60,868
Sompo Japan Insurance, Inc.	31,000	227,017
Sony Corp.	31,100	676,083
Sony Financial Holdings, Inc.	27	103,686
Square Enix Holdings Co., Ltd.	1,300	41,968
Stanley Electric Co., Ltd.	6,200	65,445
Sumco Corp.	4,600	58,748
Sumitomo Chemical Co., Ltd.	49,000	167,233
Sumitomo Corp.	35,100	309,344
Sumitomo Electric Industries Ltd.	23,200	178,379
Sumitomo Heavy Industries Ltd.	20,000	79,619
Sumitomo Metal Industries Ltd.	120,000	295,738
Sumitomo Metal Mining Co., Ltd.	17,000	180,686
Sumitomo Mitsui Financial Group, Inc.	20,900	911,068
Sumitomo Realty & Development Co., Ltd.	12,000	178,789
Sumitomo Rubber Industries Ltd.	6,600	57,523
Sumitomo Trust & Banking Co., Ltd.	44,000	260,408
Suzuken Co., Ltd.	1,900	57,250
Suzuki Motor Corp.	13,200	182,493
T&D Holdings, Inc.	6,100	255,775
Taiheiyo Cement Corp.	29,000	55,889
Taisei Corp.	29,000	79,888
Taisho Pharmaceutical Co., Ltd.	5,000	106,227
Taiyo Nippon Sanso Corp.	7,000	53,959
Takashimaya Co., Ltd.	12,000	90,890
Takeda Pharmaceutical Co., Ltd.	25,300	1,312,373
Takefuji Corp.	3,900	31,868
TDK Corp.	4,500	165,265
Teijin Ltd.	30,000	84,805
Terumo Corp.	5,200	243,521
The 77 Bank Ltd.	8,000	43,432
The Bank of Kyoto Ltd.	12,000	134,505
The Bank of Yokohama Ltd.	38,000	224,775
The Chiba Bank Ltd.	31,000	193,691
The Chugoku Bank Ltd.	4,000	61,598
The Furukawa Electric Co., Ltd.	24,000	116,822
The Gunma Bank Ltd.	10,000	63,742
The Hachijuni Bank Ltd.	13,258	76,269
The Hiroshima Bank Ltd.	12,000	52,602
The Iyo Bank Ltd.	6,000	74,468
The Joyo Bank Ltd.	28,000	159,520
The Shizuoka Bank Ltd.	20,000	231,673
The Suruga Bank Ltd.	6,000	59,423
THK Co., Ltd.	3,300	34,676
Tobu Railway Co., Ltd.	28,000	166,686
Toho Co., Ltd.	4,300	92,258
Toho Gas Co., Ltd.	11,000	72,494
Tohoku Electric Power Co., Inc.	14,000	378,930
Tokio Marine Holdings, Inc.	21,200	621,207
Tokuyama Corp.	8,000	67,526
Tokyo Broadcasting System, Inc.	1,800	27,415
Tokyo Electric Power Co., Inc.	37,700	1,258,774
Tokyo Electron Ltd.	6,100	214,221
Tokyo Gas Co., Ltd.	73,000	369,926
Tokyo Steel Manufacturing Co., Ltd.	4,400	46,125
Tokyo Tatemono Co., Ltd.	12,000	54,881
Tokyu Corp.	39,000	196,285
Tokyu Land Corp.	16,000	60,937
TonenGeneral Sekiyu KK	9,000	90,091
Toppan Printing Co., Ltd.	19,000	146,321
Toray Industries, Inc.	41,000	208,786
Toshiba Corp.	96,000	395,282
Tosoh Corp.	15,000	36,787
TOTO Ltd.	10,000	62,729
Toyo Seikan Kaisha Ltd.	5,000	86,141
Toyo Suisan Kaisha Ltd.	2,000	57,486
Toyoda Gosei Co., Ltd.	1,300	15,278
Toyota Boshoku Corp.	1,400	11,409
Toyota Industries Corp.	6,700	143,550
Toyota Motor Corp.	85,500	2,798,657
Toyota Tsusho Corp.	8,800	94,039
Trend Micro, Inc.	3,000	104,749
Ube Industries Ltd.	29,000	81,398
Unicharm Corp.	1,400	105,821
UNY Co., Ltd.	5,000	55,067
Ushio, Inc.	4,000	52,734
USS Co., Ltd.	800	42,328
West Japan Railway Co.	53	241,144
Yahoo! Japan Corp.	460	188,188
Yakult Honsha Co., Ltd.	3,000	64,150
Yamada Denki Co., Ltd.	2,690	186,745
Yamaguchi Financial Group, Inc.	6,000	67,425
Yamaha Corp.	5,000	46,358
Yamaha Motor Co., Ltd.	7,400	77,649
Yamato Holdings Co., Ltd.	12,000	156,472
Yamato Kogyo Co., Ltd.	800	21,583
Yamazaki Baking Co., Ltd.	5,000	76,937
Yaskawa Electric Corp.	6,000	24,143
Yokogawa Electric Corp.	6,000	39,354
(Cost $62,522,804)		62,486,241
Luxembourg 0.4%
ArcelorMittal	26,957	649,750
Millicom International Cellular SA (SDR)	2,000	92,541
SES (FDR)	9,503	182,938
Tenaris SA (c)	14,644	151,428
(Cost $1,363,264)		1,076,657
Netherlands 4.4%
Aegon NV	43,388	276,880
Akzo Nobel NV	7,682	316,785
ASML Holding NV	14,751	263,233
Corio NV (REIT)	1,310	60,065
European Aeronautic Defence & Space Co.	10,912	184,227
Fugro NV (CVA)	2,062	59,199
Heineken Holding NV	3,745	107,215
Heineken NV	7,597	233,407
ING Groep NV (CVA)	63,056	659,136
James Hardie Industries NV	11,685	38,271
Koninklijke (Royal) KPN NV	55,909	810,728
Koninklijke (Royal) Philips Electronics NV	32,088	624,079
Koninklijke Ahold NV	37,175	456,899
Koninklijke Boskalis Westminster NV (CVA)	1,619	37,606
Koninklijke DSM NV	4,630	118,685
Randstad Holdings NV	3,337	67,746
Reed Elsevier NV	19,459	229,267
Royal Dutch Shell PLC "A"	109,995	2,875,305
Royal Dutch Shell PLC "B"	84,227	2,119,786
SBM Offshore NV	4,602	60,305
SNS Reaal	4,084	22,473
TNT NV	11,760	225,865
Unilever NV (CVA)	50,809	1,231,108
Wolters Kluwer NV	8,458	159,737
(Cost $11,764,222)		11,238,007
New Zealand 0.1%
Auckland International Airport Ltd.	33,452	31,777
Contact Energy Ltd.	10,746	46,220
Fletcher Building Ltd.	17,031	57,469
Sky City Entertainment Group Ltd.	17,085	31,291
Telecom Corp. of New Zealand Ltd.	66,789	89,140
(Cost $321,371)		255,897
Norway 0.6%
Aker Solutions ASA	5,600	37,021
DnB NOR ASA	26,650	106,456
Norsk Hydro ASA	23,800	96,119
Orkla ASA	28,220	187,664
Renewable Energy Corp. AS*	6,050	56,891
StatoilHydro ASA	39,817	655,797
Telenor ASA	30,400	203,433
Yara International ASA	7,150	156,277
(Cost $1,422,780)		1,499,658
Portugal 0.3%
Banco Comercial Portugues SA (Registered)*	68,071	78,022
Banco Espirito Santo SA (Registered)	8,457	79,495
Brisa	9,843	73,546
CIMPOR-Cimentos de Portugal, SGPS, SA	9,328	45,415
EDP — Energias de Portugal SA	56,695	213,680
Galp Energia, SGPS, SA "B"	5,655	56,929
Jeronimo Martins, SGPS, SA	7,291	40,503
Portugal Telecom, SGPS, SA (Registered)	19,000	161,232
Zon Multimedia Servicos de Tel ecomunicacoes e Multimedia, SGPS, SA	5,453	28,305
(Cost $866,149)		777,127
Singapore 1.0%
Ascendas Real Estate Investment Trust (REIT)	36,750	35,551
CapitaLand Ltd.	60,750	133,467
CapitaMall Trust (REIT)	47,300	52,664
City Developments Ltd.	21,000	93,703
ComfortDelGro Corp., Ltd.	80,000	80,983
Cosco Corp., (Singapore) Ltd.	20,000	13,459
DBS Group Holdings Ltd.	35,513	210,672
Fraser & Neave Ltd.	37,488	77,273
Golden Agri-Resources Ltd.	177,000	29,471
Jardine Cycle & Carriage Ltd.	3,604	23,938
Keppel Corp., Ltd.	44,500	134,874
Neptune Orient Lines Ltd.	20,000	15,701
Olam International Ltd.	28,898	23,285
Oversea-Chinese Banking Corp., Ltd.	77,008	268,306
Parkway Holdings Ltd.	27,060	23,465
SembCorp Industries Ltd.	29,449	47,847
SembCorp Marine Ltd.	26,600	31,351
Singapore Airlines Ltd.	17,670	138,708
Singapore Exchange Ltd.	30,000	107,490
Singapore Press Holdings Ltd.	46,758	101,247
Singapore Technologies Engineering Ltd.	59,000	97,583
Singapore Telecommunications Ltd.	247,301	440,324
United Overseas Bank Ltd.	37,448	338,045
UOL Group Ltd.	16,544	25,685
Wilmar International Ltd.	22,000	43,066
(Cost $2,518,410)		2,588,158
Spain 4.4%
Abertis Infraestructuras SA	9,321	165,868
Acciona SA	1,045	132,177
Acerinox SA	5,841	93,763
ACS, Actividades de Construccion y Servicios SA	5,720	262,946
Banco Bilbao Vizcaya Argentaria SA	111,056	1,362,717
Banco de Sabadell SA	30,609	208,434
Banco de Valencia SA	729	7,691
Banco Popular Espanol SA	24,665	214,154
Banco Santander SA	248,914	2,401,755
Bankinter SA	8,017	72,039
Cintra Concesiones de Infraestructuras de Transporte SA	7,873	59,234
Criteria Caixacorp SA	26,933	105,965
Enagas	5,709	125,241
Fomento de Construcciones y Contratas SA	1,296	42,651
Gamesa Corp. Tecnologica SA	6,073	110,155
Gas Natural SDG SA	3,983	108,635
Gestevision Telecinco SA	3,997	42,585
Grifols SA	3,866	67,146
Grupo Ferrovial SA	2,461	67,793
Iberdrola Renovables SA*	26,124	112,946
Iberdrola SA	108,401	1,006,524
Iberia Lineas Aereas de Espana SA	11,243	31,489
Indra Sistemas SA	3,458	78,573
Industria de Diseno Textil SA	6,765	299,022
Mapfre SA	20,984	71,138
Red Electrica Corporacion SA	3,554	180,055
Repsol YPF SA	22,848	486,630
Sacyr Vallehermoso SA	3,525	31,726
Telefonica SA	131,314	2,943,464
Union Fenosa SA	11,404	281,855
Zardoya Otis SA	3,845	68,453
(Cost $8,904,061)		11,242,824
Sweden 1.9%
Alfa Laval AB	10,000	86,826
Assa Abloy AB "B"	9,700	110,061
Atlas Copco AB "A"	22,526	193,909
Atlas Copco AB "B"	13,452	103,397
Electrolux AB "B"	9,285	79,859
Getinge AB*	672	7,754
Getinge AB "B"	6,056	72,576
Hennes & Mauritz AB "B"	15,950	623,263
Holmen AB "B"	1,900	46,976
Husqvarna AB "B"	12,385	65,625
Investor AB "B"	13,908	209,294
Lundin Petroleum AB*	4,600	24,471
Modern Times Group MTG AB "B"	1,700	36,929
Nordea Bank AB	64,814	456,236
Sandvik AB	31,225	198,371
Scania AB "B"	14,000	140,124
Securitas AB "B"	10,591	86,933
Skandinaviska Enskilda Banken AB "A"	14,392	115,607
Skanska AB "B"	11,700	116,621
SKF AB "B"	13,700	136,384
SSAB Svenskt Stal AB "A"	6,562	57,799
SSAB Svenskt Stal AB "B"	937	7,697
Svenska Cellulosa AB "B"	17,398	148,779
Svenska Handelsbanken AB "A"	15,164	246,822
Swedbank AB "A" (a)	10,800	61,942
Swedish Match AB	9,065	129,766
Tele2 AB "B"	10,300	91,552
Telefonaktiebolaget LM Ericsson "B"	91,937	705,112
TeliaSonera AB	70,030	348,559
Volvo AB "A"	11,100	62,479
Volvo AB "B"	33,700	186,207
(Cost $4,380,749)		4,957,930
Switzerland 8.2%
ABB Ltd. (Registered)	68,626	1,034,483
Actelion Ltd. (Registered)*	2,742	154,433
Adecco SA (Registered)	3,815	129,489
Aryzta AG*	1,221	39,037
Baloise Holding AG (Registered)	1,529	114,922
Compagnie Financiere Richemont SA "A"	16,187	314,263
Credit Suisse Group (Registered)	33,129	908,041
Geberit AG (Registered)	1,370	147,592
Givaudan SA (Registered)	204	160,703
Holcim Ltd. (Registered)	6,130	352,961
Julius Baer Holding AG (Registered)	7,535	289,854
Kuehne & Nagel International AG (Registered)	1,621	105,099
Lindt & Spruengli AG	19	35,289
Lindt & Spruengli AG (Registered)	3	63,964
Logitech International SA (Registered)*	4,867	75,982
Lonza Group AG (Registered)	1,455	134,507
Nestle SA (Registered)	119,300	4,701,920
Nobel Biocare Holding AG	500	10,063
Nobel Biocare Holding AG (Bearer)	4,045	82,858
Novartis AG (Registered)	73,782	3,696,809
OC Oerlikon Corp. AG (Registered)*	276	18,335
Pargesa Holding SA (Bearer)	692	46,266
Roche Holding AG (Genusschein)	21,913	3,373,149
Schindler Holding AG	1,409	64,396
SGS SA (Registered)	171	179,026
Sonova Holding AG (Registered)	1,615	97,431
STMicroelectronics NV	24,790	166,024
Straumann Holding AG (Registered)	150	26,421
Sulzer AG (Registered)	1,210	69,764
Swatch Group AG (Bearer)	1,155	161,337
Swatch Group AG (Registered)	1,800	49,207
Swiss Life Holding (Registered)*	1,147	79,565
Swiss Re (Registered)	10,400	505,246
Swisscom AG (Registered)	828	267,305
Syngenta AG (Registered)	3,005	582,160
Synthes, Inc.	2,116	267,476
UBS AG (Registered)*	90,940	1,318,975
Xstrata PLC	19,707	183,721
Zurich Financial Services AG (Registered)	4,407	956,651
(Cost $16,158,576)		20,964,724
United Kingdom 16.9%
3i Group PLC	13,118	51,679
Admiral Group PLC	5,394	71,246
AMEC PLC	13,043	93,095
Anglo American PLC	41,238	941,940
Antofagasta PLC	12,507	77,252
Associated British Foods PLC	11,446	120,788
AstraZeneca PLC	45,420	1,840,357
Aviva PLC	82,885	469,167
BAE Systems PLC	109,800	598,438
Balfour Beatty PLC	15,608	74,359
Barclays PLC	252,561	569,379
Berkeley Group Holdings PLC	3,365	42,549
BG Group PLC	104,355	1,448,840
BHP Billiton PLC	68,837	1,296,674
BP PLC	581,591	4,456,317
British Airways PLC	20,939	54,602
British American Tobacco PLC	58,843	1,528,939
British Land Co. PLC (REIT)	18,131	145,338
British Sky Broadcasting Group PLC	35,332	245,829
BT Group PLC	240,040	471,627
Bunzl PLC	10,766	91,893
Burberry Group PLC	14,663	47,027
Cadbury PLC	42,094	368,494
Cairn Energy PLC*	4,342	127,055
Capita Group PLC	21,375	227,751
Carnival PLC	5,033	109,656
Carphone Warehouse Group PLC	10,867	14,109
Centrica PLC	158,037	607,287
Cobham PLC	35,339	105,073
Compass Group PLC	57,226	283,979
Daily Mail & General Trust "A"	8,909	34,766
Diageo PLC	79,559	1,106,708
Drax Group PLC	11,388	92,315
Eurasian Natural Resources Corp. (d)	10,480	50,194
FirstGroup PLC	18,841	117,867
Friends Provident PLC	73,638	92,358
G4S PLC	42,853	127,181
GKN PLC	21,368	30,254
GlaxoSmithKline PLC	162,242	3,011,925
Hammerson PLC	10,111	78,323
Hays PLC	48,724	49,121
HBOS PLC	167,059	169,546
Home Retail Group PLC	28,789	88,303
HSBC Holdings PLC	373,738	3,577,131
ICAP PLC	18,409	76,772
IMI PLC	11,801	46,372
Imperial Tobacco Group PLC	31,514	841,837
InterContinental Hotel Group PLC	10,738	87,372
International Power PLC	54,025	187,579
Invensys PLC*	24,603	61,985
Investec PLC	11,827	49,251
ITV PLC	130,916	75,061
J Sainsbury PLC	32,526	154,667
Johnson Mathey PLC	8,002	127,008
Kazakhmys PLC	6,659	22,372
Kingfisher PLC	73,210	143,179
Ladbrokes PLC	18,509	49,501
Land Securities Group PLC	14,425	192,265
Legal & General Group PLC	183,688	204,889
Liberty International PLC (REIT)	8,316	57,626
Lloyds TSB Group PLC	185,198	338,971
Logica PLC	50,547	50,483
London Stock Exchange Group PLC	5,196	38,678
Lonmin PLC	5,858	77,333
Man Group PLC	52,821	182,317
Marks & Spencer Group PLC	48,893	152,174
Meggitt PLC	19,017	44,114
National Express Group PLC	3,467	24,733
National Grid PLC	75,930	750,391
Next PLC	7,135	111,706
Old Mutual PLC	171,616	137,109
Pearson PLC	25,078	232,738
Prudential PLC	77,253	470,332
Reckitt Benckiser Group PLC	18,707	696,918
Reed Elsevier PLC	37,425	272,784
Rexam PLC	20,867	106,577
Rio Tinto PLC	31,129	674,467
Rolls-Royce Group PLC	56,814	278,326
Royal & Sun Alliance Insurance Group PLC	113,049	225,968
Royal Bank of Scotland Group PLC	567,633	410,347
SABMiller PLC	28,190	474,643
Schroders PLC	3,819	47,691
Scottish & Southern Energy PLC	27,141	477,894
Segro PLC (REIT)	13,604	48,664
Serco Group PLC	16,202	105,451
Severn Trent PLC	7,488	129,662
Shire PLC	18,685	273,245
Smith & Nephew PLC	27,412	173,921
Smiths Group PLC	12,028	154,863
Stagecoach Group PLC	12,780	25,926
Standard Chartered PLC	58,911	753,078
Standard Life PLC	71,788	210,499
Tate & Lyle PLC	15,030	87,306
Tesco PLC	244,949	1,276,163
The Sage Group PLC	40,586	99,803
Thomas Cook Group PLC	15,210	38,947
Thomson Reuters PLC	6,632	146,683
Tomkins PLC	28,347	50,790
Tui Travel PLC	14,230	48,104
Tullow Oil PLC	22,475	215,072
Unilever PLC	40,489	920,133
United Business Media Ltd.	7,221	53,161
United Utilities Group PLC	23,875	216,067
Vedanta Resources PLC	4,718	41,889
Vodafone Group PLC	1,636,498	3,294,457
Whitbread PLC	6,446	85,271
William Morrison Supermarkets PLC	75,363	305,655
Wolseley PLC	20,528	114,455
WPP PLC	34,540	201,342
(Cost $51,588,478)		42,931,768
Total Common Stocks (Cost $248,737,958)		245,758,518

Warrants 0.0%
Japan
Dowa Holdings Co., Ltd., Expiration Date 1/29/2010* (Cost $0)	9,000	1,287

Preferred Stocks 0.4%
Germany 0.4%
Fresenius SE	3,004	176,027
Henkel AG & Co. KGaA	6,141	196,888
Porsche Automobil Holding SE	3,155	245,790
RWE AG	1,157	87,474
Volkswagen AG	3,777	201,552
(Cost $924,813)		907,731
Italy 0.0%
Unipol Gruppo Finanziario SpA (Cost $82,387)	27,828	30,299
Total Preferred Stocks (Cost $1,007,200)		938,030

Rights 0.0%
Australia 0.0%
Macquarie Office Trust, Expiration Date 1/12/2009* (Cost $0)	42,116	1,175
Belgium 0.0%
Fortis, Expiration Date 7/4/2014* (Cost $0)	80,556	0
Singapore 0.0%
DBS Group Holdings Ltd., Expiration Date 1/20/2009* (Cost $0)	17,756	36,972
United Kingdom 0.0%
HBOS PLC, Expiration Date 1/9/2009*	231,192	0
Lloyds TSB Group PLC, Expiration Date 1/12/2009* (Cost $0)	80,505	0
		0
Total Rights (Cost $0)		38,147

Securities Lending Collateral 0.6%
Daily Assets Fund Institutional, 1.69% (e) (f) (Cost $1,515,825)	1,515,825	1,515,825

Cash Equivalents 0.9%
Cash Management QP Trust, 1.42% (e) (Cost $2,277,924)	2,277,924	2,277,924
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $253,538,907)+	98.4	250,529,731
Other Assets and Liabilities, Net	1.6	4,121,649
Net Assets	100.0	254,651,380
* Non-income producing security.
+ The cost for federal income tax purposes was $260,904,437. At December 31, 2008, net unrealized depreciation for all securities based on tax cost was $10,374,706. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $48,727,991 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $59,102,697.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2008 amounted to $1,458,558, which is 0.6% of net assets.
(b) Affiliated issuer. This security is owned in proportion with its representation in the index.
(c) Security is listed in country of domicile. Significant business activities of company are in Argentina.
(d) Security is listed in country of domicile. Significant business activities of company are in Kazakhstan.
(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen

FDR: Fiduciary Depositary Receipt

PPS: Price Protected Shares

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

VVPR: Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)

At December 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
ASX SPI 200 Index	3/19/2009	7	438,316	457,049	18,733
DJ Euro Stoxx 50 Index	3/20/2009	118	4,023,856	4,018,632	(5,224)
FTSE 100 Index	3/20/2009	26	1,597,346	1,641,048	43,702
TOPIX Index	3/13/2009	28	2,565,191	2,662,548	97,357
Total net unrealized appreciation					154,568

At December 31, 2008, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)
EUR	323,711	USD	458,869	3/18/2009	10,083
HKD	1,409,597	USD	182,000	3/18/2009	29
USD	184,801	AUD	282,647	3/18/2009	10,817
USD	2,501,000	EUR	1,888,572	3/18/2009	122,528
USD	2,244,263	JPY	204,035,879	3/18/2009	10,280
Total unrealized appreciation					153,737
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)
USD	1,222,933	GBP	818,337	3/18/2009	(48,221)
USD	690,000	JPY	62,155,752	3/18/2009	(3,195)
Total unrealized depreciation					(51,416)
Currency Abbreviations
AUD Australian Dollar EUR Euro GBP British Pound HKD Hong Kong Dollar JPY Japanese Yen USD United States Dollar

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments++
Level 1	$ 1,552,798	$ 154,568
Level 2	248,608,001	102,321
Level 3	368,932	—
Total	$ 250,529,731	$ 256,889
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as future contracts, and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.
Investments in Securities
Balance as of January 1, 2008	$ 472,260
Total realized gain (loss)	(2,305)
Change in unrealized appreciation (depreciation)	(331,014)
Amortization Premium/Discount	—
Net purchases (sales)	117,175
Net transfers in (out) of Level 3	112,816
Balance as of December 31, 2008	$ 368,932

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2008
Assets
Investments: Investments in securities, at value (cost $249,745,158) — including $1,458,558 of securities loaned	$ 246,735,982
Investment in Daily Assets Fund Institutional (cost $1,515,825)*	1,515,825
Investment in Cash Management QP Trust (cost $2,277,924)	2,277,924
Total investments, at value (cost $253,538,907)	250,529,731
Cash	202,217
Foreign currency, at value (cost $2,210,254)	2,220,387
Deposit with broker for open futures contracts	1,990,836
Receivable for Fund shares sold	508,166
Receivable for investments sold	396,485
Dividends receivable	354,800
Interest receivable	7,878
Foreign taxes recoverable	485,957
Receivable for daily variation margin on open futures contracts	171,389
Unrealized appreciation on open forward currency exchange contracts	153,737
Net receivable on closed forward currency exchange contracts	6,128
Other assets	30,041
Total assets	257,057,752
Liabilities
Payable to broker	192,218
Payable upon return of securities loaned	1,515,825
Payable for investments purchased	48,285
Payable for Fund shares redeemed	344,261
Accrued management fee	51,988
Unrealized depreciation on open forward foreign currency exchange contracts	51,416
Other accrued expenses and payables	202,379
Total liabilities	2,406,372
Net assets, at value	$ 254,651,380
* Represents collateral on securities loaned

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2008 (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(884,771)
Net unrealized appreciation (depreciation) on: Investments	(3,009,176)
Futures	154,568
Foreign currency	55,825
Accumulated net realized gain (loss)	(67,499,605)
Paid-in capital	325,834,539
Net assets, at value	$ 254,651,380
Net Asset Value
Net Asset Value, offering and redemption price(a) per share ($254,651,380 ÷ 26,428,762 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 9.64
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2008
Investment Income
Dividends (net of foreign taxes withheld of $1,300,802)	14,283,900
Interest — Cash Management QP Trust	156,576
Interest	31,288
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	164,818
Other income	6,861
Total Income	14,643,443
Expenses: Investment management fee	988,727
Administration fee	395,491
Services to shareholders	153,265
Custodian fee	250,752
Professional fees	98,130
Trustees' fees and expenses	18,821
Reports to shareholders	55,247
Registration fees	24,134
Other	61,932
Total expenses, before expense reductions	2,046,499
Expense reductions	(3,843)
Total expenses, after expense reductions	2,042,656
Net investment income	12,600,787
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(30,015,717)
Futures	(4,193,629)
Foreign currency	(1,084,407)
(35,293,753)
Change in net unrealized appreciation (depreciation) on: Investments	(192,575,799)
Futures	66,803
Foreign currency	(135,061)
(192,644,057)
Net gain (loss)	(227,937,810)
Net increase (decrease) in net assets resulting from operations	$ (215,337,023)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2008	2007
Operations: Net investment income (loss)	$ 12,600,787	$ 11,230,357
Net realized gain (loss)	(35,293,753)	8,124,861
Change in net unrealized appreciation (depreciation)	(192,644,057)	26,496,921
Net increase (decrease) in net assets resulting from operations	(215,337,023)	45,852,139
Distributions to shareholders from: Net investment income	(9,427,064)	(13,484,534)
Fund share transactions: Proceeds from shares sold	129,403,355	130,000,756
Reinvestment of distributions	8,598,551	12,750,421
Cost of shares redeemed	(133,897,460)	(99,792,324)
Redemption fees	2,955	8,669
Net increase (decrease) in net assets from Fund share transactions	4,107,401	42,967,522
Increase (decrease) in net assets	(220,656,686)	75,335,127
Net assets at beginning of period	475,308,066	399,972,939
Net assets at end of period (including accumulated distributions in excess of net investment income of $884,771 and $3,228,726, respectively)	$ 254,651,380	$ 475,308,066

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2008	2007	2006	2005	2004
Selected Per Share Data
Net asset value, beginning of period	$ 17.39	$ 16.17	$ 13.15	$ 11.89	$ 10.35
Income (loss) from investment operations: Net investment income (loss)	.45[a]	.42[a]	.35[a]	.29[a]	.33
Net realized and unrealized gain (loss)	(7.84)	1.30	3.03	1.33	1.64
Total from investment operations	(7.39)	1.72	3.38	1.62	1.97
Less distributions from: Net investment income	(.36)	(.50)	(.36)	(.33)	(.43)
Tax return of capital	—	—	—	(.03)	—
Total distributions	(.36)	(.50)	(.36)	(.36)	(.43)
Redemption fees	.00*	.00*	.00*	.00*	—
Net asset value, end of period	$ 9.64	$ 17.39	$ 16.17	$ 13.15	$ 11.89
Total Return (%)	(42.46)	10.71	25.69[b]	13.57[b]	19.42[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	255	475	400	309	285
Ratio of expenses before expense reductions (%)	.52	.47	.55	.56	.58
Ratio of expenses after expense reductions (%)	.52	.47	.45	.40	.40
Ratio of net investment income (loss) (%)	3.18	2.40	2.40	2.35	1.98
Portfolio turnover rate	16	7	8[c]	16	12
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] On January 13, 2006, the DWS EAFE® Equity Index Portfolio was closed. This ratio includes the purchases and sales of portfolio securities of the DWS EAFE® Equity Index Fund as a stand-alone fund in addition to the DWS EAFE® Equity Index Portfolio.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS EAFE® Equity Index Fund (the "Fund") is a diversified series of the DWS Institutional Funds (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies as well as Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchange and the close of the New York Stock exchange.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncement. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund invests in futures contracts to keep cash on hand to meet shareholder redemptions while maintaining exposure to the stock market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At December 31, 2008, the Fund had a net tax basis capital loss carryforward of approximately $39,478,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, ($14,050,000), December 31, 2010 ($14,930,000), December 31, 2011 ($145,000) and December 31, 2016 ($10,353,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under sections 382-383 of the Internal Revenue Code. During the year ended December 31, 2008, the Fund lost, through expiration, $1,863,000 of prior year capital loss carryforward.

In addition, from November 1, 2008 through December 31, 2008, the Fund incurred approximately $22,413,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2009.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2008 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to passive foreign investment companies, foreign denominated investments, investments in futures, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2008, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 975,275
Capital loss carryforwards	$ (39,478,000)
Net unrealized appreciation (depreciation) on investments	$ (10,374,706)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2008	2007
Distributions from ordinary income	$ 9,427,064	$ 13,484,534

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2008 purchases and sales of investment securities (excluding short-term investments), aggregated $66,345,913 and $63,610,405, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold, or entered into by the Fund or delegates such responsibility to the Fund's sub-advisor.

Northern Trust Investments, N.A. ("NTI") serves as sub-advisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.25% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Administration Fee. Pursuant to the Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2008, DIMA received an Administration fee of $395,491, of which $20,795 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC compensates DST out of the shareholder servicing fee it receives from the Fund, DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. For the year ended December 31, 2008, the amount charged to the Fund by DISC aggregated $108,522, of which $19,525 was unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson and Vice Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Trustees, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended December 31, 2008, the Fund paid its allocated portion of the retirement benefit of $2,224 to the non-continuing Independent Board Members, and the Fund was reimbursed by DIMA for this payment.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2008 the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $18,896, of which $11,063 is unpaid.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an agreement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2008, the Fund's custodian fee was reduced by $81 and $1,538, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $490 million revolving credit facility administered by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold	9,301,915	$ 129,403,355	7,597,810	$ 130,000,756
Shares issued to shareholders in reinvestment of distributions	897,084	$ 8,598,551	744,655	$ 12,750,421
Shares redeemed	(11,107,754)	$ (133,897,460)	(5,745,166)	$ (99,792,324)
Redemption Fees		$ 2,955		$ 8,669
Net increase (decrease)	(908,755)	$ 4,107,401	2,597,299	$ 42,967,522

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of DWS EAFE® Equity Index Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS EAFE® Equity Index Fund (the "Fund") at December 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 25, 2009	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $972,000 and earned $10,456,000 of foreign source income during the year ended December 31, 2008. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.40 per share as income earned from foreign sources for the year ended December 31, 2008.

For federal income tax purposes, the Fund designates $17,143,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") and sub-advisory agreement (the "Sub-Advisory Agreement," and together with the Agreement, the "Agreements") between DIMA and Northern Trust Investments, N.A. ("NTI") in September 2008.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Trustees regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters. In addition, the Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders at a special meeting held in 2006. DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and NTI provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA and NTI to attract and retain high-quality personnel, and the organizational depth and stability of DIMA and NTI. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2007, the Fund's performance (Institutional Class shares) was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2007. The Board also noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DIMA and NTI historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2007). With respect to the sub-advisory fee paid to NTI, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund's Institutional Class shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2007. The Board considered the Fund's management fee rate as compared to fees charged by DIMA and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and NTI.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Investments organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Investments fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DWS Investments products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2008. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	134
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		134
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	134
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	134
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	134
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	134
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	134
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	134
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	134
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	134
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	134
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	137
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	134
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Institutional Class:

(800) 621-1048

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Institutional Class
Nasdaq Symbol	BTAEX
CUSIP Number	23339C 768
Fund Number	558

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2008, DWS EAFE® Equity Index Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EAFE EQUITY INDEX FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2008	$60,775	$0	$0	$0
2007	$58,475	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2008	$0	$19,000	$0
2007	$58,500	$25,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2008	$0	$19,000	$0	$19,000
2007	$0	$25,000	$600,000	$625,000

All other engagement fees were billed for services provided by PWC for services related to consulting on an IT project.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS EAFE Equity Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS EAFE Equity Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 2, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        March 2, 2009